Exhibit 32.1

Certification of Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 (the “Report”) of Oragenics, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Alan Joslyn, hereby certify, to the best of my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Alan F. Joslyn Ph.D.
Name: Alan F. Joslyn Ph.D.
President and Chief Executive Officer

Date: May 15, 2018